UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2019
____________________

WAITR HOLDINGS INC.

(Exact name of registrant as specified in charter)

____________________

Delaware	001-37788	26-3828008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

844 Ryan Street, Suite 300, Lake Charles, Louisiana 70601

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 1-337-534-6881

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	WTRH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2019, Adam Price, age 34, was promoted to the position of Chief Operating Officer of Waitr Holdings Inc. (the “Company”). Mr. Price joined the Company in February of 2019 as Chief Logistics Officer. Prior to joining the Company, he most recently spent over five years as Chief Executive Officer of Homer Logistics, a provider of local delivery fulfillment solutions for businesses using logistics technology. From 2007 until 2013, he held various business development and engineering roles at ATA Engineering, Inc., an engineering consulting company. Mr. Price holds a B.S. in Aerospace Engineering from the University of California, San Diego. Mr. Price’s compensation did not change as a result of the promotion.

Mr. Price succeeds Joseph Stough, who was initially appointed to serve as President and Chief Operating Officer of the Company on November 15, 2018. Effective as of June 12, 2019, Mr. Stough will cease to serve as the Company’s Chief Operating Officer but will continue serving as the Company’s President. Mr. Stough’s compensation did not change in connection with the foregoing.

There is no arrangement or understanding between Mr. Price and any other person pursuant to which he was appointed as an executive officer of the Company, and there are no related party transactions in which Mr. Price has an interest requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. In addition, there is no family relationship between Mr. Price and any of the Company’s directors or other executive officers.

Item 7.01 Regulation FD Disclosure.

On June 12, 2019, the Company issued a press release announcing the promotion of Mr. Price. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated June 12, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAITR HOLDINGS INC.

	By:	/s/ Damon Schramm
Name: Damon Schramm
Title: Chief Legal Officer

Dated: June 12, 2019